EXHIBIT 10.3

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 16

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of August 6, 2018 (Supplemental Agreement No. 16) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 16 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to incorporate 737-8 configurations for the following Lessees: [*]; and

WHEREAS, [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 16.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	1	SA-16

BOEING PROPRIETARY

2.   TABLES.

a. Table 1A, “737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with Table 1A-R1, “737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 2 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement to reflect the identification of the applicable configurations in Exhibit A for certain Aircraft.

b. Table 1C, “737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with Table 1C-R1, “737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 8 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement to reflect [*].

3.   EXHIBITS.

a.   Exhibit A1, HAZ[*] Aircraft Configuration, provided as Enclosure 3 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement.  This Exhibit A1 defines the configuration for the [*] 737-8 configuration

b.   Exhibit A2, HAZ[*] Aircraft Configuration, provided as Enclosure 4 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement.  This Exhibit A2 defines the configuration for the [*] 737-8 configuration

c.   Exhibit A3, HAZ[*] Aircraft Configuration, provided as Enclosure 5 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement.  This Exhibit A3 defines the configuration for the [*] 737-8 configuration

d.   Exhibit A4, HAZ[*] Aircraft Configuration, provided as Enclosure 6 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement.  This Exhibit A4 defines the configuration for the [*] 737-8 configuration.

e.   Exhibit A5, HAZ[*] Aircraft Configuration, provided as Enclosure 7 to this Supplemental Agreement No. 16, is incorporated into the Purchase Agreement.  This Exhibit A5 defines the configuration for the [*] 737-8 configuration

f.    Unless otherwise stated, Exhibit A1, Exhibit A2, Exhibit A3, Exhibit A4 and Exhibit A5 will, collectively, be the Exhibit A.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Michael Lombardi	By:	/s/ John L. Plueger

Its:	Attorney‑In‑Fact	Its:	CEO & President

Attachments

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment

HAZ-PA-03791	2	SA-16

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A-R1	737-8 Block A Aircraft Information Table [*]	SA-16
1B	737-9 Block B Aircraft Information Table [*]	SA-15
1C-R1	737-8 Block C Aircraft Information Table [*]	SA-16
1D	737-8 Block D Aircraft Information Table [*]	SA-12
1E	737-8 Block E Aircraft Information Table [*]	SA-14
1F	737-7 Block F Aircraft Information Table [*]	SA-14

EXHIBITS
A1	HAZ[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ[*] 737-8 Aircraft Configuration	SA-16
Ax	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	i	SA-16

BOEING PROPRIETARY

Enclosure 1

EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R4	Advance Payment Matters	SA-14
LA-1208079R1	[*]	SA-14
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R3	[*]	SA-14
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R6	Special Matters for 737-8 and 737-9 Aircraft
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	ii	SA-16

BOEING PROPRIETARY

Enclosure 1

LA-1701714	Special Matters for 737-7 Aircraft	SA-14
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	iii	SA-16

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-16

Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-16

Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-16

Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	SA-16

Boeing Proprietary

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 60521, 63035	SA-16

Boeing Proprietary

Enclosure 3

HAZ[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A1

to Purchase Agreement Number PA-03791

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA1	EXA Page 1

BOEING PROPRIETARY

Enclosure 3

Exhibit A1

AIRCRAFT CONFIGURATION

Dated August 6, 2018

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA1	EXA Page 2

BOEING PROPRIETARY

Enclosure 3

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA1	EXA Page 3

BOEING PROPRIETARY

Enclosure 4

HAZ[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A2

to Purchase Agreement Number PA-03791

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA2	EXA Page 1

BOEING PROPRIETARY

Enclosure 4

Exhibit A2

AIRCRAFT CONFIGURATION

Dated August 6, 2018

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA2	EXA Page 2

BOEING PROPRIETARY

Enclosure 4

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA2	EXA Page 3

BOEING PROPRIETARY

Enclosure 5

HAZ[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A3

to Purchase Agreement Number PA-03791

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA3	EXA Page 1

BOEING PROPRIETARY

Enclosure 5

Exhibit A3

AIRCRAFT CONFIGURATION

Dated August 6, 2018

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*]. [*].

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA3	EXA Page 2

BOEING PROPRIETARY

Enclosure 5

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA3	EXA Page 3

BOEING PROPRIETARY

Enclosure 6

HAZ[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A4

to Purchase Agreement Number PA-03791

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA4	EXA Page 1

BOEING PROPRIETARY

Enclosure 6

Exhibit A4

AIRCRAFT CONFIGURATION

Dated August 6, 2018

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA4	EXA Page 2

BOEING PROPRIETARY

Enclosure 6

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA4	EXA Page 3

BOEING PROPRIETARY

Enclosure 7

HAZ[*] 737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A5

to Purchase Agreement Number PA-03791

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA5	EXA Page 1

BOEING PROPRIETARY

Enclosure 7

Exhibit A5

AIRCRAFT CONFIGURATION

Dated August 6, 2018

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA5	EXA Page 2

BOEING PROPRIETARY

Enclosure 7

[*]

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXA5	EXA Page 3

BOEING PROPRIETARY

Enclosure 8

Table 1C-R1

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-J (1/16/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Estimated Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 73166-1F.TXT	SA-16

Boeing Proprietary

Enclosure 8

Table 1C-R1

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]	[*]		[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

* Manufacturer serial number is subject to change due to production changes.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 73166-1F.TXT	SA-16

Boeing Proprietary